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                                                      Total Number of Pages: 4
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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 29, 1999
                                                  ------------------
                                  CYGNUS, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



     DELAWARE                      0-18962                  94-2978092
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                    94063-4719
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (650) 369-4300
                                                    --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS.

       On January 29, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing its earnings for the quarter ended December 31, 1998. The Company also announced that there will be no reverse stock split of the Company's common stock.


Item 7. Financial Statements and Exhibits.

    (c)  Exhibits.

    Exhibit Number
    ---------------
        99.1 Press Release by Cygnus, Inc. dated January 29, 1999 referred to in Item 5 above.

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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CYGNUS, INC.



DATE:  February 1, 1999              By: /s/ Barbara G. McClung
                                      -----------------------------------
                                      Name:  Barbara G. McClung
                                      Title:  Vice President and General Counsel



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                                   EXHIBIT INDEX

EXHIBIT
NUMBER              DOCUMENT DESCRIPTION
-------  --------------------------------------------------------------------

  99.1 Press Release by Cygnus, Inc. dated January 29, 1999. Refer to Item 5 above.